Other income and other expenses	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Other income and other expenses
31	Other income and other expenses

Other income is analysed as follows:

	2018	2017
Release of provisions for contingent liabilities	1,700	—
VAT relief	1,392	—
Extraordinary contingent assets	609	—
Extraordinary reimbursement	—	1,650
Other	2,243	—

Total	5,944	1,650

During 2018, the Company released provisions for legal claims by 1,700, further to the positive settlement of some legal disputes with suppliers. Also, during 2018 the Brazilian subsidiary obtained a VAT relief of 1,392 connected to local provisions on VAT payments.

During 2017, the Company recorded a refund of 1,650 related to the positive outcome of litigation started in previous years and fully settled in 2017.

Other expenses include some minor costs incurred by the Group and not related to cost of sales, selling an administrative expenses.